EXHIBIT 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Le@P Technology, Inc. (the “Partnership”), on Form 10-KSB/A for the annual period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 21, 2008	/s/ Donald Ciappenelli
Donald Ciappenelli
Chief Executive Officer and
President

Date: August 21, 2008	/s/ Mary Thomas
Mary Thomas
Acting Principal Financial Officer

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